SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): May 14, 2007
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                        0-30507                     94-3324992
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)


               420 Florence Street, Suite 200, Palo Alto, CA 94301
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01  Other Events.

On April 26, 2007, the registrant received the Arbitrator's Opinion and Decision in the matter of Steven Mayer v BellaVista Capital, Inc. et al., a lawsuit disclosed in footnote 11 of its audited financial statements set forth under
Item 7 in its annual report on Form 10-KSB for the year ended September 30, 2006, and footnote 10 of its unaudited financial statements included in Part I,
Item 1 of its quarterly report on Form 10-QSB for the quarter ended December 31, 2006. The registrant will make a copy of this Decision available to its shareholders, and, accordingly, a copy is attached to this current report as
Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1      Arbitrator's Opinion and Decision

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 14, 2007                         BellaVista Capital, Inc.



                                              /s/ MICHAEL RIDER
                                              -----------------------------
                                              Michael Rider, President